1

This presentation may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the Safe Harbor Provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provision. Forward- looking statements can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” and words of similar meaning. These forward- looking statements include, but are not limited to: • statements of our goals, intentions and expectations; • statements regarding our business plans, prospects, growth and operating strategies; • statements regarding the asset quality of our loan and investment portfolios; and • estimates of our risks and future costs and benefits. These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: • general economic conditions, either nationally or in our market areas, that are worse than expected; • competition among depository and other financial institutions FORWARD-LOOKING STATEMENT • changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; • adverse changes in the securities markets; • changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; • our ability to enter new markets successfully and capitalize on growth opportunities; • our ability to successfully integrate acquired entities; • our incurring higher than expected loan charge-offs with respect to assets acquired in FDIC-assisted acquisitions; • changes in consumer spending, borrowing and savings habits; • changes in accounting policies and practices, as may be adopted by the bank regulatory agencies and the Financial Accounting Standards Board; and • changes in our organization, compensation and benefit plans. Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date of this presentation. Except as required by applicable law or regulation, we do not undertake, and specifically disclaim any obligation to update any forward-looking statements that may be made from time to time by or on behalf of the Company. Please see “Risk Factors” beginning on page 19 of the Company’s Prospectus dated February 11, 2013. 2

NASDAQ: CHFN Recent Price1 (02/22/2016): $13.69 Shares Outstanding (12/31/2015): 15.2 Million Market Capitalization2: $208.5 Million Price/Tangible Book Value3: 107.54% Dividend Yield: 1.46% Total Assets (12/31/2015): $1.0 Billion 1- Source: Bloomberg 2- Based on February 22, 2016 closing market price and December 31, 2015 shares outstanding. 3- Based on February 22, 2016 closing market price, December 31, 2015 shares outstanding and December 31, 2015 tangible book value. MARKET PROFILE 3

• Headquartered in West Point, Georgia • Founded in 1954 as First Federal Savings and Loan Association • Organic and acquisitive growth • Pending acquisition of Community Bank of South with four Metro Atlanta branches • Three FDIC-assisted acquisitions (June 2009, March 2010, Sept 2011) • Approximately 270 FTE’s servicing over 49,000 checking accounts • 15 Branches along I-85 & I-20 in GA/AL and NW Florida CORPORATE PROFILE DECEMBER 31, 2015 Total Assets: $1.0 Billion Total Net Loans: $679.9 Million Total Deposits: $744.2 Million Total Capital: $198.4 Million4

OVERVIEW OF MANAGEMENT TEAM

TOP EXECUTIVES

NAME	POSITION	(Banking/CharterBank) EXPERIENCE
ROBERT L. JOHNSON	CHAIRMAN,PRESIDENT & CEO	34/32
LEE WASHAM	PRESIDENT, CHAERTERBANK	32/16
CURTIS R. KOLLAR	SENIOR VP & CFO	29/25

- Focus on growing Atlanta MSA presence
- Conservative credit
- M&A experience … 5 transactions both assisted & unassisted
- Full conversion from Mutual Thrift – established strong capital position
- Transformed balance sheet from traditional Thrift to Commercial Bank

5

Charter Financial CORPORATION

Auto industry is strong on I-85 corridor Most of our markets have significant manufacturing, university or military influences Stronger lending opportunities in metro markets Active regional M&A market MARKET CONDITIONS 6

RECENT ACCOMPLISHMENTS 7 • Atlanta Expansion • Pending acquisition of Community Bank of the South (“CBS”) • Buckhead branch set to open Spring 2016 • EPS growth • Good credit quality – nonperforming assets 0.56% of assets • Accretive share repurchases

CBS TRANSACTION BENEFITS 1 – Excludes one-time costs • $330 million deposits in the desirable Cobb County/Atlanta market – increases pro forma CHFN franchise to over $500 million deposits in the Atlanta MSA • Consistent earnings with opportunity for market share expansion due to dislocation caused by recent market consolidation • Talented lending team • Significant cost saving opportunities • Less than 5 year tangible book value payback period • Immediately accretive to EPS1 8

Source: SNL Financial • CHFN’s current Atlanta MSA deposit base will more than double to approximately $518 million, which rank it 9th among community banks with less than $10.0 billion assets • CHFN’s loan portfolio in the Atlanta Combined Statistical Area (“CSA”) will increase from approximately 48% to 62%, and deposits will increase from approximately 50% to over 60% • Buckhead/Atlanta branch opening soon with seasoned lift-out team 9 INCREASE POSITIONING IN ATLANTA METRO MARKET

CAPITAL LEVERAGE OPPORTUNITIES • Bank pro forma Tier 1 Common Equity of 13.68% at CBS closing • Future uses of capital • Growth in Atlanta market through CBS acquisition and Buckhead lift-out • Metro markets lender lift-outs • Whole bank and branch acquisitions • Stock repurchases and dividends 10

Reduced outstanding shares by approximately 33% EFFECTIVE STOCK BUYBACKS 11 10.00 10.50 11.00 11.50 12.00 12.50 13.00 13.50 14 15 16 17 18 19 20 21 22 23 24 $ Dollars M i l l i o n s M i l l i o n s M i l l i o n s M i l l i o n s Shares Outstanding Tangible Book Value per Share Stock Price

FINANCIAL INFORMATION 12

Total Loans, Net Tangible Common Equity/Total Assets Net Income $4.6 million Fully Diluted EPS* $0.30 Loan Loss Reserves $9.7 million • ALL as a % of Nonperforming Loans – 391.42% • ALL as a % of Total Loans - 1.40% • Continued advances in core profitability • $2.7 million excluding tax effected loan recovery Nonperforming Assets / Assets 0.56% • Superior asset quality 19.30% $680 million • 8.3% loan growth LTM *Diluted net income per share for the three months ended December 31, 2015 was computed by dividing net income by weighted average shares outstanding plus potential common shares resulting from dilutive stock options and unvested restricted shares, determined using the treasury stock method. • Up approximately 75% from prior year quarter excluding loan recovery • No negative provision • Repurchased 798,590 shares (5% of shares) last qtr • Bank Pro Forma Tier 1 Common Equity of 13.68% at CBS closing Basic EPS $0.31 FISCAL 2016 YTD (3 Months) RESULTS AND DEVELOPMENTS

Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. [1] Core deposits consist of transaction accounts, money market accounts, and savings accounts [2] Second step conversion and reorganization resulted in $142.9 million in gross offering proceeds. ($ Million) 2012 2013 2014 2015 Q1 2016 Total Assets $1,032,220 $1,089,406 $1,010,361 $1,027,079 $1,004,880 Loans, net 593,904 579,854 606,367 714,761 679,870 Securities 189,379 215,118 188,743 184,404 175,988 Total Liabilities $889,699 $815,628 $785,406 $822,149 $806,512 Retail Deposits 779,397 745,900 717,192 703,278 713,645 Core[1] 456,292 475,426 486,248 505,154 513,584 Time 323,105 270,475 230,944 198,124 200,061 Total Borrowings 81,000 60,000 55,000 62,000 50,000 Total Equity $142,521 $273,778[2] $224,955 $204,931 $198,368 BALANCE SHEET HIGHLIGHTS 14

32.1% • Core Deposits – Transaction, Savings & Money Market Accounts ($ Million) $0 $200 $400 $600 $800 $1,000 $1,200 Core Deposits* Retail CD's Wholesale Funding 55% 21% 24% 46% 25% 29%19% 48% 27% 25% 26% 30% 44% 30% 41% 29% 43% 13% 44% $710 $703 $1,021 $825 $1,035 $881 11% 37% 52% $811 8% 59% 33% $702 $687 17% 64% $801 12% 25% 63% $772 7% 30% 63% 65% $794 10% 25% CORE DEPOSIT GROWTH 15

32.1% AT DECEMBER 31, 2015 Average cost of deposits for the three months ended December 31, 2015: 0.42% • Core Deposits – Transaction, Savings & Money Market Accounts DEPOSIT MIX Time Deposits (Excluding Wholesale Deposits) 27% Savings & Money Market 24% Transaction Accounts 45% Wholesale Time Deposits 4% 16

Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. [1] Due to the early termination of the FDIC loss share agreements in the fourth quarter of fiscal 2015, ratios for the three months ended December 31, 2015, include all previously covered assets with the exception of FAS ASC 310-30 loans that are excluded from nonperforming loans due to the ongoing recognition of accretion income established at the time of acquisition. Ratios for periods prior to September 30, 2015, represent non-covered data only. LOAN MIX AT DECEMBER 31, 2015 1-4 Family 26% Comm RE - Owner Occupied 14% Comm RE - Non Owner Occupied Other 34% Comm RE - Hotels 5% Comm RE Multifamily 4% Commercial & Industrial 6% Consumer & Other 2% Real Estate Construction 9% Asset quality ratios[1]: At 2012 2013 2014 2015 12/31/15 NPAs / Total Assets (%) 0.69% 0.49% 0.65% 0.73% 0.56% NCOs / Average Loans (%) 0.86% 0.32% 0.08% -0.17% -0.12% ALLL Loans / NPLs (x) 2.38x 2.80x 2.00x 2.30x 3.91x Allowance / Total Loans (%) 1.87% 1.70% 1.55% 1.30% 1.40%

$576.6 $572.0 $582.4 $606.4 $627.7 $656.2 $672.8 $714.8 $679.9 $300.0 $350.0 $400.0 $450.0 $500.0 $550.0 $600.0 $650.0 $700.0 $750.0 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Dec-15 ($ Million) NET LOANS OUTSTANDING TREND 18

YTD 2016 ($ Million) 2012 2013 2014 2015 Annualized* Net Interest Income $37,512 $35,275 $29,918 $32,880 $36,884 Provision for Loan Losses $4,501 $1,489 ($712) $0 $0 Non-Interest Income $12,912 $11,653 $14,277 $12,329 $18,697 Non-Interest Expense $40,305 $36,314 $36,210 $36,832 $36,312 Income Tax Expense $639 $2,869 $2,742 $2,805 $6,519 Net Income $4,979 $6,256 $5,955 $5,572 $12,750 Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. * $2.9 million nonrecurring recoveries on loans that were previously covered by loss share agreements with the FDIC included in Non Interest Income but not annualized INCOME STATEMENT HIGHLIGHTS 19

5.24% 5.64% 5.38% 5.35% 4.61% 3.83% 4.23% 4.56% 3.22% 2.55% 1.85% 1.23% 0.95% 0.81% 0.74% 0.71% 2.35% 3.19% 3.59% 4.17% 3.82% 3.22% 3.67% 4.03% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 Q1 2016 Yield on Interest Earning Assets Cost of Interest Bearing Liabilities Net Interest Margin Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. 3.14% 3.31% 3.21% 3.37% 3.51% 2.00% 2.20% 2.40% 2.60% 2.80% 3.00% 3.20% 3.40% 3.60% Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Net Interest Margin Excluding the effects of Purchase Accounting 20 NET INTEREST MARGIN TRENDS

($ Million) *Adjusted for purchase accounting accretion and amortization; loss share buyout; recoveries on purchased loans 21 OPERATING LEVERAGE $39.9 $38.0 $41.3 $44.1 $12.0 101% 96% 88% 83% 76% 80% 77% 82% 81% 57% 30% 40% 50% 60% 70% 80% 90% 100% 110% 120% 130% 140% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 FY 2012 FY 2013 FY 2014 FY 2015 YTD 2016 Adjusted Net Operating Revenue* Adjusted Efficiency Ratio* Efficiency Ratio

($ Million) *Adjusted for purchase accounting accretion and amortization; loss share buyout; recoveries on purchased loans 22 OPERATING LEVERAGE $20 $25 $30 $35 $40 $45 $50 $55 $60 FY 2012 FY 2013 FY 2014 FY 2015 YTD 2016 Annualized Net Operating Revenue Adjusted Net Operating Revenue* G&A Expenses

Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. ($ Million) $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 FY 2012 FY 2013 FY 2014 FY 2015 YTD 2016 Annualized Marketing Professional Services Occupancy & Furn. and Equip. Other Salaries and Benefits $36.3 $40.3 $36.3 22.4% 17.9% 50.8%48.0% 21.7% 21.6% 54.6% 14.1% 22.7% $36.2 58.0% 12.1% 22.9% $36.8 23.2% 56.2% 13.3% 23 FLAT NONINTEREST EXPENSE

CBS acquisition accelerates transition to trading on earnings Accelerating growth in the Atlanta market Favorable credit quality, robust capital position & profitable Existing capital and infrastructure support larger balance sheet Track record of returns to shareholders with annualized total return since: 2013 stock conversion of 13% 2010 stock offering of 16% 24 INVESTMENT MERITS

INVESTOR CONTACTS 1233 O. G. Skinner Drive West Point, Georgia 31833 1-800-763-4444 www.charterbk.com 25 Robert L. Johnson Chairman and Chief Executive Officer bjohnson@charterbank.net (706) 645-3249 Lee W. Washam President lwasham@charterbank.net (706) 645-3630 Curtis R. Kollar Senior Vice President and Chief Financial Officer ckollar@charterbank.net (706) 645-3237

26 APPENDIX

BOARD AND EXECUTIVE TEAM 27 Name Position(s) Held With Charter Financial Corporation Age (1) Director Since (2) Current Term Expires Directors Continuing in Office Curti M. Johnson General Counsel and Senior Vice President, Director 56 2007 2016 Edward D. Smith Director 41 2011 2016 Robert L. Johnson Chief Executive Officer, President and Director 62 1986 2017 David Z. Cauble, III Director 63 1996 2017 David L. Strobel Director 64 2003 2017 Jane W. Darden Director 65 1988 2018 Thomas M. Lane Director 61 1996 2018 Executive Officers Who Are Not Directors Curtis R. Kollar Senior Vice President and Chief Financial Officer 63 Lee Washam President of CharterBank 54 (1) As of December 31, 2015. (2) Includes service as a director of CharterBank prior to its mutual-to-stock conversion.

NET PORTFOLIO VALUE At December 31, 2015 Change in Interest Rates (bp) (1) Estimated NPV (2) Estimated  Increase (Decrease) in NPV Percentage  Change in NPV NPV Ratio as a Percent of Present Value of Assets (3)(4) Increase (Decrease) in NPV Ratio as a Percent of Present Value of Assets (3)(4) (dollars in thousands) 300 $213,311 ($10,401) (4.6%) 21.3% (1.0%) 200 $216,837 ($6,875) (3.1%) 21.6% (0.7%) 100 $220,329 ($3,383) (1.5%) 22.0% (0.3%) — $223,712 — — 22.3% — (100) $217,984 ($5,728) (2.6%) 21.8% (0.5%) 28 (1) Assumes an instantaneous uniform change in interest rates at all maturities. (2) NPV is the difference between the present value of an institution's assets and liabilities. (3) Present value of assets represents the discounted present value of incoming cash flows on interest-earning assets. (4) NPV ratio represents NPV divided by the present value of assets. __________________________________